EXHIBIT 4.01—SPECIMEN

[CERTIFICATE FRONT]

INCORPORATED UNDER THE LAWS OF

STATE OF UTAH

NUMBER	SHARES
XXXX	XX,XXX
CUSIP NO. ____________

ARADYME CORPORATION

150,000,000 AUTHORIZED COMMON SHARES $0.001 PAR VALUE NON-ASSESSABLE

THIS CERTIFIES THAT [NAME]

IS THE RECORD HOLDER OF [NUMBER]

Shares of ARADYME CORPORATION Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

____________________	[Corporate Seal]	____________________
SECRETARY	PRESIDENT

[CERTIFICATE BACK]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common	UNIF GIFT MIN ACT - __________ Custodian __________
TEN ENT-as tenants by the entireties	(Cust)	(Minor)
JT TEN-as joint tenants with right of	under Uniform Gifts to Minors
survivorship and not as tenants	Act ________________________
in common	(State)

Additional abbreviations may also be used though not in the above list.

For Value Received ____________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________________________________

__________________________________________________________________________________________________

____________________________________________________________________________________________ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________

_______________________________________________

NOTICE:

SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.